                                                                    Exhibit 10.7

            REGISTRATION AND ANTI-DILUTION AGREEMENT (this "Agreement") dated as of July 10, 1997 (the "Issue Date") between WGL Holdings, Inc., a Delaware corporation ("Holdings"), and the parties named herein (together with their successors and assigns, the "Holders").

            Terms defined in the Securities Purchase Agreement (the "Securities Purchase Agreement") dated as of July 10, 1997 between WGL Acquisition Corp. (the "Company"), Holdings and the purchasers named therein (the "Purchasers") unless defined herein are used as therein defined.

            WHEREAS, Holdings proposes to issue shares of Common Stock (the "Common Stock"), as hereinafter described (the "Shares"), representing approximately 7% of the total number of shares of Common Stock, in connection with a private placement of an aggregate of $25,000,000 principal amount of the Company's 13% Senior Subordinated Notes due 2007.

            NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

            SECTION 1. Shares. The Shares shall be subject to the terms set forth in the Securities Purchase Agreement and in the Shareholders' Agreement dated the date hereof among Holdings, the Holders and certain other shareholders of Holdings.

            Holdings or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of Holdings' capital stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for purpose of issuing shares of Common Stock upon adjustments pursuant to Section 4 hereof. Holdings will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of Holdings' capital stock. Holdings will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 6 hereof.

            Holdings covenants that all Shares which may be issued and paid for as provided in the Securities Purchase Agreement will, upon issue, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

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                                     - 2 -


            SECTION 2. Payment of Taxes. Holdings will pay all documentary stamp taxes attributable to the initial issuance of Shares hereunder, including Shares issued pursuant to Section 4 hereof.

            SECTION 3. obtaining Stock Exchange Listings. Holdings will from time to time take all action which may be necessary so that the Shares will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Common Stock are then listed.

            SECTION 4. Adjustment of Number of Shares. In the event an adjustment is required under the terms of this Section 4, of each holder of Shares shall have the right (the "Adjustment Right"), to purchase, at a price equal to their par value, any or all that number of shares of Common Stock determined pursuant to the formulas set out in this Section 4. For purposes of this Section 4, "Common Stock" means shares now or hereafter authorized of any class of common stock of Holdings and any other stock of Holdings, however designated, that has the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of Holdings without limit as to per share amount. Any securities acquired by a holder of Shares pursuant to the adjustment provisions set forth below shall constitute Shares for purposes of this Agreement.

            (a) Adjustment for Common Stock Issue.

            If Holdings issues shares of Common Stock for a consideration per share less than the current market price per share on the date Holdings fixes the offering price of such additional shares, the number of Shares which would be held by a holder of Shares upon exercise in full of such holder's Adjustment Right shall be determined in accordance with the formula:

                               N' = N x   A
                                        -----
                                        0 + P
                                            -
                                            M

where:

      N' = the adjusted number of Shares which would be held by such holder upon exercise in fully of such holder's Adjustment Right.

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                                     - 3 -


      N   = the then current number of Shares held by such holder.

      O   = the number of shares outstanding immediately prior to the issuance of such additional shares.

      P   = the aggregate consideration received for the issuance of such additional shares.

      M   = the current market price per share on the date of sale of such additional shares.

      A   = the number of shares outstanding immediately after the issuance of such additional shares.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            This subsection (a) does not apply to:

            (1) the conversion or exchange of other securities convertible or exchangeable for Common Stock,

            (2) Common Stock issued to Holdings' employees under bona fide employee benefit plans adopted by the Board of Directors and approved by the holders of Common Stock when required by law, if such Common Stock would otherwise be covered by this subsection (a) (but only to the extent that the aggregate number of shares excluded hereby and issued on or after the date of this Agreement shall not exceed 5% of the Common Stock outstanding at the time of the adoption of each such plan, exclusive of anti-dilution adjustments thereunder),

            (3) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock,

            (4) Common Stock issued to shareholders of any person which merges into Holdings in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or

            (5) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting.

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                                     - 4 -


            (b) Adjustment for Convertible Securities Issue.

            If Holdings issues any securities convertible into or exchangeable for Common Stock for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the current market price per share on the date of issuance of such securities, the number of Shares which would be held by a holder of Shares upon exercise in full of such holder's Adjustment Right shall be determined in accordance with this formula:

                             N' = N x O + D
                                      -----
                                      0 + P
                                          -
                                          M

where:

      N'    = the adjusted number of Shares which would be held by such holder upon exercise in full of such holder's Adjustment Right.

      N     = the then current number of Shares held by such holder.

      O     = the number of shares outstanding immediately prior to the issuance of such securities.

      P     = the aggregate consideration received for the issuance of such securities.

      M     = the current market price per share on the date of sale of such securities.

      D     = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

            The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

            If all of the Common Stock deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the number of Shares shall promptly be readjusted to the number of Shares which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual

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                                     - 5 -


number of shares of Common Stock issued upon conversion or exchange of such securities.

            This subsection (b) does not apply to:

            (1) convertible securities issued to shareholders of any person which merges into Holdings, or with a subsidiary of Holdings, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger, or

            (2) convertible securities issued in a bona fide public offering pursuant to a firm commitment underwriting.

            (c) Current Market Price.

      In subsections (a) and (b) of this Section 10 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by NASDAQ, National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales price of the Common Stock on such exchange which shall be for consolidated trading if applicable to such exchange, or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of Holdings shall determine the current market price (i) based on the most recently completed arm's-length transaction between Holdings and a person other than an Affiliate of Holdings and the closing of which occurs on such date or shall have occurred within the six months preceding such date, (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the security most recently determined as of a date within the six months preceding such date by a nationally recognized investment banking firm or appraisal firm which is not an Affiliate of Holdings (an "Independent Financial Advisor") or (iii) if neither clause (i) nor (ii) is applicable, the value of the security determined as of such date by an Independent Financial Advisor.

            (d) Consideration Received.

            For purposes of any computation respecting consideration received pursuant to subsections (a) and (b) of this Section 4, the following shall apply:

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                                     - 6 -


            (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by Holdings for any underwriting of the issue or otherwise in connection therewith;

            (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a Board resolution;

            (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by Holdings for the issuance of such securities plus the additional minimum consideration, if any, to be received by Holdings upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection).

            (e) When De Minimis Adjustment May Be Deferred.

            No adjustment in the number of Shares need be made unless the adjustment would require an increase or decrease of at least 1% in the number of Shares held by each holder. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

            All calculations under this Section shall be made to the nearest 1/100th of a share.

            (f) When No Adjustment Required.

            No adjustment need be made for a change in the par value or no par value of the Common Stock.

            (g) Notice of Adjustment.

            Whenever the number of Shares may be adjusted, Holdings shall provide the notices required by Section 6 hereof.

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                                     - 7 -


            (h) Notice of Certain Transactions.

            If:

            (1) Holdings takes any action that would require an adjustment in the number of Shares pursuant to subsection (a) or (b) of this Section 4;

            (2) Holdings takes any action that would require a supplemental Registration and Anti-Dilution Agreement pursuant to subsection (i) of this Section 4; or

            (3) there is a liquidation or dissolution of Holdings,

Holdings shall mail to holders of Shares a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. Holdings shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

            (i) Reorganization of Company.

            If Holdings consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Adjustment Right shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of Shares would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Adjustment Right immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than Holdings, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Registration and Anti-Dilution Agreement so providing and further providing for registration rights and adjustments which shall be as nearly equivalent as may be practical to the registration rights adjustments provided for in this Agreement. The successor company shall mail to holders of Shares a notice describing the supplemental Registration and Anti-Dilution Agreement.

            If the issuer of securities deliverable upon exercise of Adjustment Rights under the supplemental Registration and Anti-Dilution Agreement is an affiliate of the formed, surviv-

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                                     - 8 -


ing, transferee or lessee corporation, that issuer shall join in the supplemental Registration and Anti-Dilution Agreement.

            If this subsection (i) applies, subsections (a) and (b) of this
Section 4 do not apply.

            (j) Company Determination Final.

            Any determination that Holdings or the Board of Directors must make pursuant to subsection (a), (b), (c), (d) or (f) of this Section 4 is conclusive.

            (k) When Issuance or Payment May Be Deferred.

            In any case in which this Section 4 shall require that an adjustment in the number of Shares be made effective as of a record date for a specified event, Holdings may elect to defer until the occurrence of such event (i) issuing to the holder of Shares subject to any Adjustment Right exercised after such record date the Shares issuable upon such exercise over and above the Shares and other capital stock of Holdings, if any, issuable upon such exercise on the basis of the current number of Shares issuable upon exercise of such Adjustment Right and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 5; provided, however, that Holdings shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Shares and cash upon the occurrence of the event requiring such adjustment.

            (1) No Dilution or Impairment.

            If any event shall occur as to which the provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would adversely affect the ownership interest in Holdings and rights represented by the Shares in accordance with the essential intent and principles of this Section, then, in each such case, Holdings shall appoint an investment banking firm of recognized national standing, or any other financial expert that does not (or whose directors, officers, employees, affiliates or stockholders do not) have a direct or material indirect financial interest in Holdings or any of its subsidiaries, who has not been, and, at the time it is called upon to give independent financial advice to Holdings, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of Holdings or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 4, necessary to preserve, without dilution, the ownership interest in Holdings and other rights represented by each Share. Upon receipt of such opinion, Holdings will promptly mail a copy thereof to the holders of the Shares and shall make the adjustments described therein.

            Holdings will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of each holder of the Shares against dilution or other impairment. Without limiting the generality of the foregoing, Holdings (1) will take all such action as may be necessary or appropriate in order that Holdings may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Adjustment Rights from time to time outstanding and (2) will not take any action which results in any adjustment of the number of Shares issuable upon exercise of such Adjustment Rights if the total number of Shares issuable after the action upon the exercise of all of the Adjustment Rights would exceed the total number of shares of Common Stock then authorized by Holdings' certificate of incorporation and available for the purposes of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving the Company covered by Section 4(i) shall not be prohibited by or require any adjustment under this subsection
(1).

            (m) Exercise of Adjustment Right.

            In the event that a holder of Shares is granted an Adjustment Right pursuant to this Section 4, such holder shall have 30 days from the later of the date of any action requiring an adjustment and the date notice of such action is provided pursuant to Section 6 hereof to exercise such Adjustment Right. Any Adjustment Right may be exercised by delivery of a notice to Holdings in the form of the Election to Purchase attached hereto (which form shall be included in each notice of an adjustment sent to holders of Shares) along with, if required by such form, a certified check payable to the order of Holdings in an amount equal to the aggregate par value of the additional Shares to be issued to such holder pursuant to its exercise of the Adjustment Right. Upon delivery of such form and, if required, such payment, Holdings shall promptly cause the addi-tional Shares to be issued and delivered to such holder or to another person or address specified in writing by such holder.

            SECTION 5. Fractional Interests. Any Adjustment Rights may be exercised in full or in part; provided that Holdings shall not be required to issue fractional Shares on the exercise of Adjustment Rights. If more than one Adjustment Right shall be exercised at the same time by the same holder, the number of full Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Shares purchasable on exercise of the Adjustment Rights so requested to be exercised. If any fraction of a Share would, except for the provisions of this Section 5, be issuable on the exercise of any Adjustment Rights (or specified portion thereof), Holdings shall pay an amount in cash equal to the product of (i) such fraction of a Adjustment Right Share and (ii) the difference between the current market price of a share of Common Stock and its par value.

            SECTION 6. Notices to Holders. Upon any event which may require adjustment of the number of Shares pursuant to Section 4, Holdings shall promptly thereafter (i) cause to be filed with Holdings a certificate which includes the report of a firm of independent public accountants of recognized standing selected by the Board of Directors of Holdings (who may be the regular auditors of Holdings) setting forth the number of Shares issuable upon exercise of the Adjustment Right in respect of each Share and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each of the registered holders of the Shares at his or her address appearing on the share register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 6.

            SECTION 7. Registration Rights.

            (a) Demand Registration.

            (1) Request for Registration. At any time after the earlier of July 10, 2002 or the date of any initial public offering (the "IPO") of any capital stock of Holdings or one of its subsidiaries, the Holder or Holders of in excess of 25% of the outstanding Registrable Securities may make a written request for registration under the Securities Act ("Demand Regis-tration") of all or part of its or their Registrable Securities; provided that Holdings shall not be obligated to effect more than two Demand Registrations in respect of the Registrable Securities. Such request will specify the number of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Within 10 days after receipt of such request, Holdings will give written notice of such registration request to all other Holders of Registrable Securities and include in such registration all Registrable Securities with respect to which Holdings has received written requests for inclusion therein from the Holders thereof within 15 Business Days after receipt by the applicable Holder of Holdings' notice. Each such request will also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.

            (2) Effective Registration and Expenses. A registration will not count as a Demand Registration until it has become effective (unless the Holders demanding such registration withdraw the Registrable Securities, in which case such demand will count as a Demand Registration unless the Holders of such Registrable Securities agree to pay all Registration Expenses (as hereinafter defined) relating to such registration). Except as provided above, Holdings will pay all Registration Expenses in connection with any registration initiated as a Demand Registration, whether or not it becomes effective.

            (3) Priority on Demand Registrations. If the Holders of a majority of the Registrable Securities to be registered in a Demand Registration so elect, the offering of such Registrable Securities pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, if the managing Underwriter or Underwriters of such offering advise Holdings and the Holders in writing that in their opinion the Registrable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, Holdings will include in such registration the number of Registrable Securities which in the opinion of such managing Underwriter or Underwriters can be sold without any such material adverse effect, and such amount shall be allocated pro rata among the Holders of Registrable Securities on the basis of the amount of Registrable Securities requested to be included in such registration by each such Holder. To the extent Registrable Securities in a number equal to or exceeding one half of the Registrable Securities so requested to be registered are excluded from the offering, the Holders of Registrable Securities, as a group, shall have the right to one additional Demand Registration under this section with respect to Registrable Securities.

            (4) Selection of Underwriters. If any Demand Registration is in the form of an underwritten offering, the Holders of a majority of the aggregate number of the outstanding Registrable Securities shall designate the Underwriter or a group of Underwriters to be utilized in connection with a public offering of the applicable issue of Registrable Securities.

            (5) Deferral. Notwithstanding anything to the contrary contained herein, Holdings shall not be obligated to prepare and file, or cause to become effective, any registration statement pursuant to this Section 7(a) hereof at any time when, in the good faith judgment of its Board of Directors, the filing thereof at the time requested or the effectiveness thereof after filing should be delayed to permit Holdings to include in the registration statement Holdings' financial statements (and any required audit opinion thereon) for the then immediately preceding fiscal year or fiscal quarter, as the case may be. The filing of a registration statement by Holdings cannot be deferred pursuant to the provisions of the immediately preceding sentence beyond the time that such financial statements (or any required audit opinion thereon) would be required to be filed with the Commission as part of Holdings' Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, if Holdings were then obligated to file such reports. Notwithstanding anything to the contrary contained herein, Holdings shall not be obligated to cause a registration statement previously filed pursuant to this Section 13 to become effective, and may suspend sales by the Holders of Registrable Securities under any registration that has previously become effective, at any time when, in the good faith judgment of its Board of Directors, it reasonably believes that the effectiveness of such registration statement or the offering of securities pursuant thereto would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization or similar transaction or negotiations, discussions or pending proposals with respect thereto; provided that deferrals pursuant to this sentence shall not exceed, in the aggregate, 120 days in any calendar year. The filing of a registration statement, or any amendment or supplement thereto, by Holdings cannot be deferred, and the rights of Holders of Registrable Securities to make sales pursuant to an effective registration statement cannot be suspended, pursuant to the provisions of the immediately preceding sentence for more than 15 days after the abandonment or consummation of any of the foregoing proposals or transac-tions or, in any event, for more than 30 days after the date of the Board's determination pursuant to the immediately preceding sentence of this Section 7
(a) (5).

            (b) Piggy-Back Registration.

            (1) If Holdings proposes to file a registration statement under the Securities Act with respect to an offering (including an IPO) by Holdings for its own account or for the account of any of its security holders of any class of equity security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or a registration statement in connection with an exchange offer or offering to Holdings' existing security holders), then Holdings shall give written notice of such proposed filing to the Holders of Registrable Securities as soon as practicable (but in no event less than ten Business Days before the anticipated filing date), and such notice shall offer such Holders the opportunity to register such number of Registrable Securities as each such Holder may request (a "Piggy-Back Registration").

            (2) Holdings shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of Holdings or of such other security holders included therein. Notwithstanding the foregoing, if the managing Underwriter or Underwriters of such offering deliver a written opinion to Holdings that either because of (i) the kind or combination of securities which the Holders, Holdings and any other persons or entities intend to include in such offering or (ii) the size of the offering which the Holders, Holdings and such other persons intend to make, are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be included, then (a) in the event that the size of the offering is the basis of such managing Underwriter's opinion, the amount of securities to be offered for the accounts of Holders shall be reduced pro rata (according to the Registrable Securities and other securities proposed for registration by Persons ("Non-Priority Persons") other than Holdings (if such registration was initially to be filed for the account of Holdings) or the other Persons for whose account such registration was initially to be filed) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; pro-vided that if securities are being offered for the account of Non-Priority Persons other than holders of Registrable Securities, then with respect to the Registrable Securities intended to be offered by Holders, the proportion by which the amount of such class of securities intended to be offered by Holders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by Non-Priority Persons other than holders of Registrable Securities is reduced; and (b) in the event that the kind (or combination) of securities to be offered is the basis of such managing Underwriter's opinion, (x) the Registrable Securities to be included in such offering shall be reduced as described in clause (a) above (subject to the proviso in clause (a)) or (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

            Holdings will pay all Registration Expenses (as defined herein) in connection with each registration of Registrable Securities.

            (c) Registration Procedures.

            If and whenever Holdings is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act, Holdings will promptly:

            (1) prepare and file with the Securities and Exchange Commission a registration statement with respect to such securities, make all required filings with the NASD and use best efforts to cause such registration statement to become effective;

            (2) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than one year after such registration statement becomes effective;

            (3) furnish to counsel (if any) elected by holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed with the Securities and Exchange Commission in connection with such registration, which documents will be subject to the review of such counsel;

            (4) furnish to each seller of such securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that Holdings shall not be obligated to furnish any seller of securities with more than two copies of such exhibits), such number of copies of the prospectus included in such registration statement (including such preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

            (5) use its commercially reasonable efforts to register or qualify such securities covered by such registration statement under such other securities or Blue Sky Laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that Holdings shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to consent to general service of process in any such jurisdiction;

            (6) furnish to each seller a signed counterpart, addressed to the sellers, of

                  (i) an opinion of counsel for Holdings, dated the effective date of the registration statement, and

                  (ii) subject to the accountants obtaining the necessary
            representations as specified in Statement on Auditing Standards No. 72, a "comfort" letter signed by the independent public accountants who have certified Holdings' financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to changes subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letter delivered to the underwriters in underwritten public offerings of securities;

            (7) notify each seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (8) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act;

            (9) use its best efforts to list such securities on any securities exchange on which the Common Stock is then listed, if such securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement; and

            (10) in any underwritten offering, use its best efforts to cause the indemnity and contribution terms between the sellers and the underwriters to be no more burdensome to the sellers than the indemnity and contribution terms between the sellers and Holdings set forth in Section 7(d) hereof.

            Holdings may require each seller of any securities as to which any registration is being effected to furnish to Holdings such information regarding such seller and the distribution of such securities as Holdings may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to Holdings all information required to be disclosed in order to make the information previously furnished to Holdings by such holder not materially misleading.

            By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from Holdings of the happening of any event of the kind described in
Section 7(c) (7) hereof, such holder will promptly discontinue such holder's disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 7(c) (7) hereof. If so directed by Holdings, each holder of Registrable Securities will deliver to Holdings (at Holdings' expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event Holdings shall give any such notice, the period mentioned in Section 7(c)
(2) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 7(c) (7) hereof.

            In connection with any underwritten offering, all Registrable Securities to be included in such registration shall be subject to the related underwriting agreement and no person may participate in such registration unless such person agrees to sell such person's securities on the basis provided in the underwriting arrangement approved by the persons for whose account such underwritten registration is initially filed and completes and executes all customary questionnaires, indemnities, underwriting agreements and other reasonable documents which must be executed under the terms of such underwriting arrangements.

            (d) Indemnification.

            (1) Indemnification by Holdings. Holdings agrees to indemnify and hold harmless each Holder of Registrable Securities, its officers, directors, partners, employees and agents and each Person who controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20(a) of the Exchange Act (each such person being sometimes hereinafter referred to as an "Indemnified Holder") from and against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and legal expenses) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as (i) such losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or allegation thereof based upon information relating to such Indemnified Holder and furnished in writing to Holdings by such Indemnified Holder expressly for use therein, or (ii) such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses result from such Indemnified Holder selling Registrable Securities to a person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission in a preliminary prospectus and to whom there was not given or sent, at or prior to the written confirmation of the sale of such Registrable Securities, a copy of the final prospectus or of the final prospectus as then amended or supplemented in any case where such delivery is required by the Securities Act but only if
(x) such statement or omission was corrected in such final prospectus prior to such written confirmation and such Indemnified Holder was furnished copies of such final prospectus in sufficient quantity, prior to such written confirmation and (y) the claims asserted by such person do not include allegations of other untrue statements or omissions made in such preliminary prospectus or final prospectus which was not corrected in the final prospectus or in the prospectus as then amended or supplemented, respectively, which allegations are upheld by a final judgment. This indemnity will be in addition to any liability which Holdings may otherwise have.

            If any action or proceeding (including any governmental investigation or inquiry) shall be brought or asserted against an Indemnified Holder in respect of which indemnity may be sought from Holdings, such Indemnified Holder shall promptly notify Holdings in writing, and Holdings shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Holder and the payment of all expenses. Such Indemnified Holder shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder except that Holdings shall be responsible for the reasonable fees and expenses of such counsel if (but only if) (a) Holdings has agreed to pay such fees and expenses or (b) Holdings shall have failed to assume the defense of such action or proceeding and has failed to employ counsel reasonably satisfactory to such Indemnified Holder in any such action or proceeding or (c) the named parties to any such action or proceeding (including any inpleaded parties) include both such Indemnified Holder and Holdings, and there are one or more legal defenses available to such Indemnified Holder which are different from or additional to those available to Holdings (in which case, if such Indemnified Holder notifies Holdings in writing that it elects to employ separate counsel at the expense of Holdings, Holdings shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Holder, it being understood, however, that Holdings shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for such Indemnified Holder and any other Indemnified Holders, which firm shall be designated in writing by such Indemnified Holders). Holdings shall not be liable for any settlement of any such action or proceeding effected without its written consent, but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, Holdings agrees to indemnify and hold harmless such Indemnified Holders from and against any loss or liability by reason of such settlement or judgment.

            (2) Indemnification by Holder of Registrable Securities. Each Holder of Registrable Securities agrees to indemnify and hold harmless Holdings, its directors and officers and each Person, if any who controls Holdings within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from

Holdings to such Holders, but only with respect to information relating to such Holders furnished in writing by such Holders expressly for use in any registration statement or prospectus, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against Holdings or its directors or officers or any such controlling person, in respect of which indemnity may be sought against a Holder of Registrable Securities, such Holder-shall have the rights and duties given to Holdings and Holdings or its directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            (3) Contribution. If the indemnification provided for in this
Section 7(d) is unavailable to an indemnified party under Section 7(d) (1) or
Section 7(d) (2) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of Holdings on the one hand and of the Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of Holdings on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Holdings or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7 (d) (1), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

            Holdings and each Holder of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(d) (3) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d) (3), an Indemnified Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Indemnified Holder or its affiliated indemnified Holders and distributed to the public were offered to the public exceeds the amount of any damages which such Indemnified Holder, or its affiliated Indemnified Holder, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            (4) Certain Definitions.

            (i) The term "Registrable Securities" shall mean the Shares and any other securities issued or issuable upon exercise of the Adjustment Rights. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by Holdings and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (D) they shall have ceased to be outstanding.

            (ii) The term "Registration Expenses" shall mean all expenses incident to Holdings' performance of or compliance with Section 7 hereof, including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, fees and other expenses associated with filings with the National Association of Securities Dealers, Inc. (including, if required, the reasonable fees and expenses of any "qualified independent underwriter" and its counsel), all printing expenses, the fees and disbursements of counsel for Holdings and of its independent public accountants, the fees and disbursements of one counsel retained by the holders of Registrable Securities, the expenses of any special audits made by such accountants required by or incident to such performance and compliance, but not including (a) fees and disbursements of more than one counsel retained by the holders of Registrable Securities, or (b) such holders' proportionate share of underwriting discounts and commissions.

            SECTION 8. Notices to Holdings and Holders of Shares. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Share Certificate to or on Holdings shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed to the office of Holdings expressly designated by Holdings at its office for purposes of this Agreement (until the holders of Shares are otherwise notified in accordance with this Section by Holdings), as follows:

                  WGL Holdings, Inc.
                  10,000 Wehrle Drive
                  Clarence, New York 14031
                  Attention:    President

                  with a copy to

                  Steven D. Rubin, Esq.
                  Weil, Gotshal & Manges LLP
                  700 Louisiana, Suite 1600
                  Houston, TX 77002

            Any notice pursuant to this Agreement to be given by Holdings to the registered holder(s) of any Share Certificate shall be sufficiently given when and if deposited in the mail, first class or registered, postage prepaid, addressed (until Holdings is otherwise notified in accordance with this Section by such holder) to such holder at the address appearing on the share register of Holdings.

            SECTION 9. Supplements and Amendments. Holdings may from time to time supplement or amend this Agreement without the approval of any holders of Share Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which Holdings may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Share Certificates. Any amendment or supplement to this Agreement that has an adverse effect on the interests of holders shall require the written consent of registered holders of a majority of the then outstanding Shares (excluding Shares held by Holdings or any of its Affiliates). The consent of each holder of a Share affected shall be required for any amendment pursuant to which the number of Shares purchasable upon exercise of an Adjustment Right would be decreased (other than in accordance with Section 4 or 5 hereof).

            SECTION 10. Successors. All the covenants and provisions of this Agreement by or for the benefit of Holdings shall bind and inure to the benefit of its respective successors and assigns hereunder.

            SECTION 11. Termination. This Agreement (except for Section 7 (d)) shall terminate at 5:00 p.m., New York City time on July 10, 2007.

            SECTION 12. Governing Law. THIS AGREEMENT AND EACH SHARE CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE.

            SECTION 13. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than Holdings and the registered holders of the Share Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Holdings and the registered holders of the Share Certificates and the Shares. Nothing herein shall prohibit or limit Holdings from entering into an agreement providing holders of securities which may hereafter be issued by Holdings with such registration rights exercisable at such time or times and in such manner as the Board of Directors shall deem in the best interests of Holdings so long as the performance by Holdings of its obligations under such other agreement will not cause Holdings to breach its obligations hereunder to the Holders.

            SECTION 14. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            (Signature Page Follows]

          [Signature Page of Registration and Anti-Dilution Agreement]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   WGL HOLDINGS INC.

                                   By: /s/ David M. Wittels
                                       -----------------------------------------
                                       Name:  David M. Wittels
                                       Title: President


                                   DLJ INVESTMENT PARTNERS, L.P.

                                   By: DLJ INVESTMENT PARTNERS, INC.,
                                        Managing General Partner

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ INVESTMENT FUNDING, INC.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ FIRST ESC L.L.C.

                                   By: DLJ LBO PLANS MANAGEMENT CORPORATION
                                        As Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                     COMPANY

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          [Signature Page of Registration and Anti-Dilution Agreement]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   WGL HOLDINGS INC.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ INVESTMENT PARTNERS, L.P.

                                   By: DLJ INVESTMENT PARTNERS, INC.,
                                        Managing General Partner

                                   By: /s/ Ivy Dodes
                                       -----------------------------------------
                                       Name:  Ivy Dodes
                                       Title: Vice President


                                   DLJ INVESTMENT FUNDING, INC.

                                   By: /s/ Ivy Dodes
                                       -----------------------------------------
                                       Name:  Ivy Dodes
                                       Title: Vice President


                                   DLJ FIRST ESC L.L.C.

                                   By: DLJ LBO PLANS MANAGEMENT CORPORATION
                                        As Manager

                                   By: /s/ Ivy Dodes
                                       -----------------------------------------
                                       Name:  Ivy Dodes
                                       Title: Vice President


                                   THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                     COMPANY

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          [Signature Page of Registration and Anti-Dilution Agreement]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   WGL HOLDINGS INC.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ INVESTMENT PARTNERS, L.P.

                                   By: DLJ INVESTMENT PARTNERS, INC.,
                                        Managing General Partner

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ INVESTMENT FUNDING, INC.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ FIRST ESC L.L.C.

                                   By: DLJ LBO PLANS MANAGEMENT CORPORATION
                                        As Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY

                                   By: /s/ A. Kipp Koester
                                       -----------------------------------------
                                       Name:  A. Kipp Koester
                                       Title: Vice President


                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:

          [Signature Page of Registration and Anti-Dilution Agreement]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                   WGL HOLDINGS INC.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ INVESTMENT PARTNERS, L.P.

                                   By: DLJ INVESTMENT PARTNERS, INC.,
                                        Managing General Partner

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ INVESTMENT FUNDING, INC.

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   DLJ FIRST ESC L.L.C.

                                   By: DLJ LBO PLANS MANAGEMENT
                                        CORPORATION
                                        As Manager

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY

                                   By:
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   Donaldson Lutkin & Jenrette Securities
                                     Corporation

                                   By: /s/ Ivy Dodes
                                       -----------------------------------------
                                       Name:  Ivy Dodes
                                       Title: Vice President

                         [Form of Election to Purchase]

               (To Be Executed Upon Exercise Of Adjustment Right)

            The undersigned hereby irrevocably elects to exercise the Adjustment Right to receive _________ shares of Common Stock and herewith (check item)

            (i) tenders payment for such shares to the order of WGL Holdings, Inc. in the amount of $_________ in accordance with the terms hereof; or

            (ii) converts its Adjustment Right, in whole or in part, into a number of shares of Common Stock determined by dividing (a) the aggregate current market price of the number of shares of Common Stock for which its Adjustment Right is being exercised, minus the aggregate par value of such number of shares and transfer taxes, if any, by (b) the current market price of one Share.

            The undersigned requests that a certificate for such shares be registered in the name of ___________________, whose address is ___________________________, and that such shares be delivered to
__________________, whose address is ____________.


                                           Signature: __________________________

                                           Date:

                                           Signature Guaranteed:


                                      A-1